                                                                    EXHIBIT 99.8

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                                  /s/ Richard E. Bolton
                                                  ------------------------------
                                                  Name: Richard E. Bolton

Date: December 10, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                                  /s/ Paul E. Capasso
                                                  ------------------------------
                                                  Name: Paul E. Capasso

Date: December 10, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                                  /s/ Jonathan A. Haynes
                                                  ------------------------------
                                                  Name: Jonathan A. Haynes

Date: December 10, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                                  /s/ Daniel F. O'Brien
                                                  ------------------------------
                                                  Name: Daniel F. O'Brien

Date: December 10, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                                  /s/ Donald P. Quinn
                                                  ------------------------------
                                                  Name: Donald P. Quinn

Date: December 10, 2004

                             CONSENT TO BE NAMED AS
                       A PERSON ABOUT TO BECOME A DIRECTOR

      The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit, or any amendment thereto, as a person who shall become a Director of Benjamin Franklin Bancorp, Inc. upon the completion of the acquisition of Chart Bank, A Cooperative Bank, by Benjamin Franklin Bancorp, Inc.

                                                  /s/ Neil E. Todreas
                                                  ------------------------------
                                                  Name: Neil E. Todreas

Date: December 10, 2004